UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
May 8, 2009
Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34196 (Commission File Number)	56-2408571 (IRS Employer Identification No.)

4400 Carillon Point, Kirkland, WA (Address of principal executive offices)	98033 (Zip Code)
Registrant’s telephone number, including area code: (425) 216-7600
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EX-99.1
EX-99.2

Item 2.02. Results of Operation and Financial Condition.
          On May 13, 2009, Clearwire Corporation (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2009. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Beginning on May 18, 2009, James Douthitt will join the Company in the role of Controller. On May 8, 2009, Robert M. DeLucia, the Company’s principal accounting officer informed the Company of his resignation from his position as Chief Accounting Officer of the Company, effective immediately. Mr. DeLucia’s last day with the Company will be June 12, 2009. David J. Sach, the Company’s Chief Financial Officer, will take on the role of principal accounting officer while continuing to serve as principal financial officer.
          Additionally, on May 13, 2009, the Company announced that Perry S. Satterlee will be stepping down from his position as the Company’s Chief Operating Officer. Mr. Satterlee will remain with the Company for a transition period.
Item 7.01. Regulation FD Disclosure.
          In a May 13, 2009 press release, the Company announced certain changes in its leadership team. A copy of the Company’s press release dated May 13, 2009 is attached to this report as Exhibit 99.2.
Note: Information in Exhibit 99.2 furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. Furthermore, the information provided in Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	First Quarter 2009 Earnings Press Release dated May 13, 2009
99.2	Leadership Announcement Press Release dated May 13, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEARWIRE CORPORATION
Dated: May 13, 2009	By:	/s/ David J. Sach
David J. Sach
Chief Financial Officer